                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                  May 17, 2012

        Know all men by these presents, that each of Becker Drapkin Management,
L.P.,Becker Drapkin Partners (QP), L.P., Becker Drapkin Partners, L.P., BC
Advisors, LLC, Steven R. Becker and Matthew A. Drapkin hereby constitutes and appoints Ashley Sekimoto, as the true and lawful attorney-in-fact and agent of such party with full power and authority and full power of substitution and resubstitution,  for, in the name of, and on behalf of such party, place and stead, in any and all capacities, (i) to execute any and all filings required by such party under Section 13 or Section 16 of the Securities Exchange Act of 1934,
as amended (the "Exchange Act") (or any similar rule with respect to foreign exchanges) or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto), for, in the name of, and on behalf of such party, (ii) to do and perform any and all acts for, in the name of, and on behalf of such party which said attorney-in-fact determines may be necessary or appropriate to complete and execute any and all such filings, amendments, supplements and/or exhibits and any and all other document(s) in connection therewith, (iii) to file such filings, amendments, supplements, exhibits and/or documents with any governmental office or agency, whether U.S., foreign, state or local government (including, without limitation, the U.S. Securities and
Exchange Commission and state securities administrators or commissions), or any stock exchange or stock quotation system, as may be required under applicable laws or rules and regulations of any stock exchange or stock quotation system, and (iv) to perform any and all other acts that said attorney-in-fact or agent determines may be necessary or appropriate in connection with the foregoing that may be in the best interest of or legally required by such party, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such party might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.  Each of Becker Drapkin
Management, L.P., Becker Drapkin Partners (QP), L.P., Becker Drapkin Partners,
L.P., BC Advisors, LLC, Steven R. Becker and Matthew A. Drapkin hereby acknowledges that the foregoing attorney-in-fact and agent in serving in such capacity at the request of such party, is not assuming any of the responsibilities of such party to comply with Section 16 or Section 13(d) of the
Exchange Act and the rules and regulations promulgated thereunder.

        This Power of Attorney shall remain in full force and effect until each of Becker Drapkin Management, L.P., Becker Drapkin Partners (QP), L.P., Becker
Drapkin Partners, L.P., BC Advisors, LLC, Steven R. Becker and Matthew A.
Drapkin is no longer required to file reports under Section 13 or Section 16 of the Exchange Act (or any similar rule with respect to foreign exchanges) or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto), unless earlier revoked by any of Becker Drapkin Management,
L.P., Becker Drapkin Partners (QP), L.P., Becker Drapkin Partners, L.P., BC
Advisors, LLC, Steven R. Becker or Matthew A. Drapkin in a signed writing delivered to Ashley Sekimoto.

        IN WITNESS WHEREOF, each party hereto has caused this agreement to be executed and effective as of the date first written above.

        Date:  May 17, 2012               BECKER DRAPKIN MANAGEMENT, L.P.

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Steven R. Becker
                                                 -------------------------------
                                          Name:  Steven R. Becker
                                          Title: Managing Member

                                          BECKER DRAPKIN PARTNERS (QP), L.P.

                                          By:    Becker Drapkin Management, L.P.
                                          Its:   General Partner

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Steven R. Becker
                                                 -------------------------------
                                          Name:  Steven R. Becker
                                          Title: Managing Member

                                          BECKER DRAPKIN PARTNERS, L.P.

                                          By:    Becker Drapkin Management, L.P.
                                          Its:   General Partner

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Steven R. Becker
                                                 -------------------------------
                                          Name:  Steven R. Becker
                                          Title: Managing Member

                                          BC ADVISORS, LLC

                                          By:    /s/ Steven R. Becker
                                                 -------------------------------
                                          Name:  Steven R. Becker
                                          Title: Managing Member

                                          STEVEN R. BECKER

                                          /s/ Steven R. Becker
                                          --------------------------------------

                                          MATTHEW A. DRAPKIN

                                          /s/ Matthew A. Drapkin
                                          --------------------------------------